ITW Conference Call

Fourth Quarter

2004

Exhibit 99.2

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………...Jon Kinney

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2005………………….…Jon Kinney

4.

Q & A………………...…………Kinney/Brooklier

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions and base business and future tax rate expectations for full year 2005 and the Company’s related earnings forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated, including, without limitation, the risks described herein.  Important factors that may influence future results include (1) a downturn in the construction, automotive, general industrial, food service and retail, or commercial real estate markets, (2)
deterioration in global and domestic business and economic conditions, particularly in North America, the European Community or Australia, (3)
the unfavorable impact of foreign currency fluctuations and prices of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions or dispositions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.

Conference Call Playback

Replay number: 402-530-7662

No pass code necessary

Telephone replay available through midnight of
February 10, 2005

Webcast / PowerPoint replay available at itw.com
website

ITW
Quarterly Highlights

2003

2004

Q4

Q4

Amount

%

Operating Revenues

2,626.0

3,051.6

425.6

16.2%

Operating Income

431.7

535.2

103.5

24.0%

% of Revenues

16.4%

17.5%

1.1%

Income From Continuing Operations

Income Amount

286.9

359.2

72.3

25.2%

Income Per Share-Diluted

0.93

1.21

0.28

30.1%

Average Invested Capital

6,875.6

7,780.3

(904.7)

-13.2%

Return on Average Invested Capital

17.3%

19.2%

1.9%

Free Operating Cash Flow

425.7

326.4

(99.3)

-23.3%

F(U) Last Year

ITW
Quarterly Operating Analysis

Revenue

Income

Margins

Base Manufacturing Business

Operating Leverage

8.2%

20.2%

1.8%

Nonvolume-related

-

-2.2%

-0.3%

Total

8.2%

18.0%

1.5%

Acquisitions / Divestitures

4.3%

1.7%

-0.4%

Translation

3.9%

4.1%

-

Impairment

-

-

-

Restructuring

-

-1.0%

-0.2%

Leasing & Investments

0.2%

1.2%

0.1%

Other Revenue

-0.4%

-

0.1%

Total

16.2%

24.0%

1.1%

ITW
Leasing & Investments

2003

2004

Q4

Q4

Amount

%

Operating Revenues

27.9

33.3

5.4

19.4%

Operating Income

22.7

27.9

5.2

22.9%

Operating Margins

81.3%

83.7%

2.4%

F(U) Last Year

ITW
Non Operating & Taxes

2003

2004

Q4

Q4

Amount

%

Operating Income

431.7

535.2

103.5

24.0%

Interest Expense

(18.0)

(15.8)

2.2

Other Income(expense)

3.5

(5.5)

(9.0)

Income From Continuing Operations-P/T

417.2

513.9

96.7

23.2%

Income Taxes

130.3

154.7

(24.4)

% to Pre Tax Income

31.2%

30.1%

1.1%

Income From Continuing Operations-A/T

286.9

359.2

72.3

25.2%

F(U) Last Year

ITW
Invested Capital

12/31/03

9/30/04

12/31/04

Trade Receivables

1,721.2

1,983.6

2,054.6

Days Sales Outstanding

59.0

60.2

60.6

Inventories

992.0

1,142.5

1,281.2

Months on Hand

1.7

1.8

1.9

Other Current Assets

385.5

360.1

319.0

Accounts Payable & Accruals

(1,432.8)

(1,910.1)

(1,647.4)

Operating Working Capital

1,665.9

1,576.1

2,007.4

% to Revenue(Prior 4 Qtrs.)

17%

14%

17%

Net Plant & Equipment

1,728.6

1,807.9

1,876.9

Investments, net of  L&I Debt

633.4

820.9

833.5

Goodwill

2,511.3

2,686.8

2,753.1

Other, net

428.1

663.0

534.9

Invested Capital

6,967.3

7,554.7

8,005.8

ITW
Debt & Equity

12/31/03

9/30/04

12/31/04

Total Capital

Short Term Debt

56.1

97.1

203.5

Long Term Debt

920.4

924.0

921.1

Total Debt

976.5

1,021.1

1,124.6

Stockholders' Equity

7,874.3

7,543.3

7,627.6

Total Capital

8,850.8

8,564.4

8,752.2

Less:

Leasing & Investments Debt

(199.0)

(79.4)

(79.0)

Cash

(1,684.5)

(930.3)

(667.4)

Net Debt & Equity

6,967.3

7,554.7

8,005.8

Debt to Total Capital

11%

12%

13%

ITW
Cash Flow

2003

2004

Q4

Q4

Net Income

283.3

358.1

Adjust for Non-Cash Items

263.1

276.7

Changes in Operating Assets & Liabilities

(66.2)

(251.8)

Net Cash From Operating Activities

480.2

383.0

Additions to Plant & Equipment

(75.3)

(84.7)

Proceeds from investments

20.8

28.1

Free Operating Cash Flow

425.7

326.4

Stock Repurchase

-

(527.7)

Acquisitions

(55.6)

(148.9)

Investments

(25.4)

(28.8)

Dividends

(73.8)

(83.0)

Debt

(34.2)

100.6

Other

74.9

98.5

Net Cash Increase/(Decrease)

311.6

(262.9)

ITW
Return on Average Invested Capital

2003

2004

F(U)

Current Quarter

Q4

Q4

Prior Yr.

Operating Income after taxes

296.9

374.1

77.2

Operating Margins

11.3%

12.3%

1.0%

Average Invested Capital

6,875.6

7,780.3

(904.7)

Capital Turnover

1.53

1.57

0.04

Return on Average Invested Capital

17.3%

19.2%

1.9%

2003

2004

F(U)

Year to Date

Q4

Q4

Prior Yr.

Operating Income after taxes

1,078.1

1,377.9

299.8

Operating Margins

10.7%

11.7%

1.0%

Average Invested Capital

6,685.3

7,465.2

(779.9)

Capital Turnover

1.50

1.57

0.07

Return on Average Invested Capital

16.1%

18.5%

2.4%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

49

35

231

32

247

168

78

131

Purchase Price

Cash Paid

44

30

74

56

184

193

62

149

Stock Issued

-

-

-

-

2

-

-

-

Total

44

30

74

56

186

193

62

149

Number of Acquisitions

North America

Engineered Products

1

-

3

3

2

1

1

1

Specialty Systems

-

2

1

1

-

1

1

1

International

Engineered Products

-

1

2

1

5

2

-

1

Specialty Systems

7

3

3

-

3

4

1

-

Total

8

6

9

5

10

8

3

3

2003

2004

Key Economic Data

December ’04 ISM: 58.6% same as in Q3 ’04; new order
index of 67.4% in December ’04

US Industrial Production (ex. Tech.): +4.1% in December
’04 compared to +5.7% in August ’04

Euro-Zone Purchasing Managers’ Index: 51.4% in
December ’04 versus 53.9% in August ’04

Euro-Zone Industrial Production: +0.4% in December
’04 versus +2.2% in August ’04; Germany and U.K.
indexes both slightly negative in December ’04

ITW
Engineered Products - North America

2003

2004

Q4

Q4

Amount

%

Operating Revenues

748.6

818.4

69.8

9.3%

Operating Income

114.2

126.8

12.6

11.0%

Operating Margins

15.3%

15.5%

0.2%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

5.3%

14.5%

1.3%

Nonvolume-related

-

-1.9%

-0.3%

Total

5.3%

12.6%

1.0%

Acquisitions / Divestitures

3.7%

1.0%

-0.4%

Translation

0.3%

0.2%

-

Impairment

-

-

-

Restructuring

-

-2.8%

-0.4%

Total

9.3%

11.0%

0.2%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: +7% for Q4 ’04

ITW construction (Paslode/Buildex/Ramset/ITW
Brands) base revenues: +8% for Q4 ’04; new
housing and renovation markets +5% to +8%;
commercial +5%

Wilsonart base revenues: +6%; basic laminate and
flooring products add to growth

Engineered Products - North America
Key Points

Auto base revenues: -4% for Q4 ’04

Big 3 build rates: -6% for Q4 ’04

GM: -10%

Ford: -12%

Chrysler: +11%

Transplants: +9%

Big 3 inventories: 78 days at 12-31-04

GM: 77 days

Ford: 79 days

Chrysler: 80 days

Transplants: 49 days

ITW build estimates for 2005:

Q1: -7%

FY: flat

Industrial: base revenues +11% for Q4 ’04

Top performers: Minigrip/ZipPak, fluid products, industrial
plastics

ITW
Engineered Products - International

2003

2004

Q4

Q4

Amount

%

Operating Revenues

535.9

684.2

148.3

27.7%

Operating Income

86.5

108.8

22.3

25.8%

Operating Margins

16.1%

15.9%

-0.2%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

4.3%

10.6%

1.0%

Nonvolume-related

-

-

-

Total

4.3%

10.6%

1.0%

Acquisitions / Divestitures

14.0%

8.4%

-0.8%

Translation

9.4%

10.6%

0.2%

Impairment

-

-

-

Restructuring

-

-3.8%

-0.6%

Total

27.7%

25.8%

-0.2%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: +6% in Q4 ’04

Europe: +5% growth (strength in UK, Belgium, Italy)

Austral-Asia: +3% (numerous businesses in Australia)

Wilsonart Intl.: +18% (good activity in U.K. and China)

Automotive base revenues: +3% in Q4 ’04

Builds: -3.5% in Q4 ’04

BMW: +15.6%; Ford: -2%; Daimler/Chrysler -2.8%; GM
-11.4%; Fiat -15.5% in Q4 ’04

ITW forecasting FY ’05 builds: +2%

Industrial base revenues: +2% in Q4 ’04

Top performers: fluid products and polymers

ITW
Specialty Systems - North America

2003

2004

Q4

Q4

Amount

%

Operating Revenues

870.3

972.2

101.9

11.7%

Operating Income

140.8

183.3

42.5

30.2%

Operating Margins

16.2%

18.8%

2.6%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

10.9%

27.7%

2.4%

Nonvolume-related

-

0.6%

0.1%

Total

10.9%

28.3%

2.5%

Acquisitions / Divestitures

0.4%

-0.2%

-0.1%

Translation

0.4%

0.7%

0.0%

Impairment

-

-

-

Restructuring

-

1.4%

0.2%

Total

11.7%

30.2%

2.6%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Welding base revenues: 20+% in Q4 ’04 due primarily
to stronger equipment sales to construction and variety
of other end markets; consumables and components
units also grew sales

Industrial packaging: Signode base revenue grew
+15% in Q4 ’04 ; consumables / machinery both
showed improvement

Food Equipment base revenues: +3% in Q4 ’04;
growth due to restaurant/institutional customers and
parts/service

ITW
Specialty Systems - International

2003

2004

Q4

Q4

Amount

%

Operating Revenues

542.0

653.4

111.4

20.6%

Operating Income

67.5

88.4

20.9

31.0%

Operating Margins

12.4%

13.5%

1.1%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

10.8%

32.8%

2.5%

Nonvolume-related

-

-11.3%

-1.3%

Total

10.8%

21.5%

1.2%

Acquisitions / Divestitures

1.2%

-1.5%

-0.3%

Translation

8.6%

10.7%

0.2%

Impairment

-

-

-

Restructuring

-

0.3%

0.0%

Total

20.6%

31.0%

1.1%

% F(U) Prior Year

Specialty Systems - International
Key Points

Signode base revenues strengthen in Q4 ’04:

      -Europe: +20%

      -Asia/Pacific: +20%

Food Equipment: base revenues +8% in Q4 ’04;
growth from all geographic regions

Finishing: base revenue grew 13% in Q4 ’04

ITW
2005 Forecast

Mid

Low

High

Point

1st Quarter

Base Revenues

5.1%

7.1%

6.1%

Income Per Share-Diluted

$1.01

$1.07

$1.04

%F(U) 2004

9%

15%

12%

Full Year

Base Revenues

4.4%

6.4%

5.4%

Income Per Share-Diluted

$4.91

$5.11

$5.01

%F(U) 2004

12%

16%

14%

ITW 2005 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $600 to $800
million range.

Restructuring cost of $30 to $50 million.

Leasing & Investments income of $60 to
$70 million, which is lower than 2004 by
$60 to $70 million.

Tax rate of 33% for the first quarter and
the year.

ITW Conference Call

 Q & A

Fourth Quarter

2004